UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 5, 2005
             ------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                             Kearny Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

        United States                   0-51093                 22-3803741
----------------------------        ---------------           -------------
(State or other jurisdiction        (SEC Commission           (IRS Employer
of incorporation)                       File No.)         Identification Number)

120 Passaic Avenue, Fairfield, New Jersey                        07004
-----------------------------------------                        -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (973) 244-4500
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities  Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                             KEARNY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 1.01         Entry into a Material Definitive Agreement
                  ------------------------------------------

         On December 5, 2005, the Board of Directors of the Registrant adopted the Directors Incentive Compensation Plan (the "Plan"). The Plan provides that upon the payment of a cash dividend on the Registrant's common stock, each non-employee director shall receive payment of cash in an amount equivalent to the cash dividend payable as if the director had exercised all stock options held by the director as of the dividend record date whether or not such options held as of the dividend record date are immediately exercisable. Payment of compensation based upon stock options held expires with the expiration or exercise of the underlying options. The Plan reserves to the Board of Directors the right to amend, modify, suspend or cancel the Plan at any time.

         A copy of the Kearny Financial Corp. Directors Incentive Compensation Plan is included with this Form 8-K as an exhibit.

Item 9.01         Financial Statements, Pro Forma Financial
                  Information and Exhibits
                  ------------------------

       (c) Exhibits:

           10.1     Kearny Financial Corp. Directors Incentive Compensation Plan

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      KEARNY FINANCIAL CORP.


Date: December 9, 2005                By:  /s/Craig L. Montanaro
                                           -------------------------------------
                                           Craig L. Montanaro
                                           Senior Vice President and Director of
                                           Strategic Planning